Exhibit 10.3

ACKNOWLEDGMENT OF SECOND LIEN LENDERS

THIS ACKNOWLEDGMENT OF SECOND LIEN LENDERS (this “Acknowledgment”), dated as of May 31, 2015, is made by ABC FUNDING, LLC, as administrative agent and as collateral trustee for the Second Lien Lenders (as defined below) (in such latter capacity, the “Second Lien Collateral Trustee”) in favor of CAPITAL ONE, NATIONAL ASSOCIATION, as administrative agent and as collateral trustee for the First Lien Lenders (as defined below), in such latter capacity, the “First Lien Collateral Trustee”).

RECITALS

A.                 Reference is made to (a) the First Lien Credit Agreement dated as of June 29, 2012 (as amended, restated, amended and restated, otherwise modified and/or Refinanced from time to time in accordance with the terms of the Intercreditor Agreement (as defined below), the “First Lien Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “First Lien Lenders”) and Capital One, National Association, as administrative agent for the First Lien Lenders (in such capacity, including any successor thereto, the “First Lien Administrative Agent”) and First Lien Collateral Trustee, (b) the Second Lien Credit Agreement dated as of October 1, 2012 (as amended, restated, amended and restated, otherwise modified and/or Refinanced from time to time in accordance with the terms of the Intercreditor Agreement, the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”), among the Borrower, the lenders from time to time party thereto (the “Second Lien Lenders”) and ABC Funding, LLC, as administrative agent for the Second Lien Lenders (in such capacity, including any successor thereto, the “Second Lien Administrative Agent”) and Second Lien Collateral Trustee, (c) the First Lien Security Agreement dated as of October 1, 2012 (as amended, restated, amended and restated or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, the “First Lien Security Agreement”), among the Borrower, the subsidiaries of the Borrower from time to time party thereto and Capital One, National Association, as First Lien Collateral Trustee, (d) the Second Lien Security Agreement dated as of October 1, 2012 (as amended, restated, amended and restated or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, the “Second Lien Security Agreement”), among the Borrower, the subsidiaries of the Borrower from time to time party thereto and ABC Funding LLC, as Second Lien Collateral Trustee, and (e) the other Security Documents referred to in the Credit Agreements.

B.                 Reference is also made to that certain Intercreditor Agreement, dated as of October 1, 2012 (as amended, restated, amended and restated or otherwise modified from time to time in accordance with the terms of therein, the “Intercreditor Agreement”), among the First Lien Collateral Trustee, the Second Lien Collateral Trustee, the Borrower and its subsidiaries identified therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings defined in the Intercreditor Agreement.

C.                 The Borrower and First Lien Lenders have entered into a Fourth Amendment to First Lien Credit Agreement and Second Amendment to Construction Monitoring and Disbursement Agreement, dated the date hereof pursuant to which the First Lien Lenders have agreed to extend the drawdown deadline for the Term Loan (Hotel), and to make certain other modifications to the First Lien Credit Agreement and the Construction Monitoring and Disbursement Agreement (collectively, the “Modifications”).

ACKNOWLEDGMENT, CONSENT AND AGREEMENT

NOW THEREFORE, for the same consideration as for the Intercreditor Agreement, the undersigned Second Lien Collateral Trustee, acting for itself and for the Second Lien Lenders, hereby acknowledges, consents and agrees to all of the Modifications.

IN WITNESS WHEREOF, the Second Lien Collateral Trustee has caused this Agreement to be duly executed by its authorized officer on behalf of itself and the Second Lien Lenders.

SECOND LIEN COLLATERAL TRUSTEE:	ABC FUNDING, LLC, as Second Lien
Administrative Agent and Second Lien Collateral Trustee

	By:	/s/ James Freeland
Name: James Freeland
Title: Authorized Signatory

- 2 -